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                                                                    EXHIBIT 23.3

                     CONSENT OF RYDER SCOTT COMPANY, L.P.

  We hereby consent to the use of our report dated February 27, 2001 regarding Torch Energy Royalty Trust interest and to reference to our firm included in this Form 10-K.

                                  RYDER SCOTT COMPANY


                                  By:  /s/ Ryder Scott Company, L.P.
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Houston, Texas
March 29, 2001